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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               SEPTEMBER 15, 1999


                            LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-30242                   72-1449411
(State or other jurisdiction      (Commission File              (IRS Employer
     of incorporation)                 Number)               Identification No.)


             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808
              (Address of principal executive offices and zip code)

                                 (225) 926-1000
              (Registrants' telephone number, including area code)

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ITEM 5. OTHER EVENTS.

     On January 12, 2001, Lamar Advertising Company filed a Current Report on Form 8-K to furnish an exhibit for incorporation by reference into a registration statement. The incorrect file number was provided for that registration statement. The correct file number is 333-45490.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 12, 2001            LAMAR ADVERTISING COMPANY


                                        By: /s/ Keith A. Istre
                                            ------------------------------------
                                            Keith A. Istre
                                            Chief Financial Officer


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